Net Loss Per Share - Schedule of Basic and Diluted Net Loss Per Share Attributable to Common Stockholders (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Numerator
Net loss attributable to common stockholders-basic and diluted	$ (46,367)	$ (67,195)
Denominator
Weighted-average common shares outstanding used in computing basic and diluted net loss per share	1,187,104	30,131
Net loss per share, basic and diluted	$ (39.06)	$ (2,230.10)